AGREEMENT BETWEEN LITHIUM EXPLORAITON GROUP, INC.
AND HAGEN INVESTMENTS LTD.

     This Agreement is dated as of September 17, 2012 between Lithium Exploration Group, Inc., a Nevada corporation (the “Company”), and Hagen Investments Ltd. (“Holder”).

     WHEREAS, the Company and the Holder are parties to the Securities Purchase Agreement, dated June 29, 2011 (the “June 29, 2011 Securities Purchase Agreement);

     WHEREAS, pursuant to the Jun 29, 2011Securities Purchase Agreement, the Company issued to the Holder a (i) 12% Senior Convertible Debenture, Due December 28, 2012 having an original principal balance of $1,000,000, dated June 29, 2011 (the “June 29, 2011 Debenture”) and (ii) a 12% Senior Convertible Debenture, dated July 12, 2011 Due December 28, 2012 having an original principal balance of $500,000 (the “July 12, 2012 Debenture”);

     WHEREAS, pursuant to the June 29, 2011 Securities Purchase Agreement, the Company issued the Holder (i) a Common Stock Purchase Warrant dated June 29, 2011 to the Holder to purchase up to 1,204,819 shares of the Company’s Common Stock (the June 29, 2011 Warrant”) and (ii) a Common Stock Purchase Warrant dated July 12, 2011 to purchase up to 602,410 shares of the Company’s Common Stock (the “July 12, 2011 Warrant”);

     WHEREAS, the Company and the Holder are parties to the Securities Purchase Agreement dated March 28, 2012; (the “March 28, 2012 Securities Purchase Agreement”);

     WHEREAS, pursuant to the March 28, 2012 Securities Purchase Agreement, as amended, the Company issued to the Holder an Original Issue Discount Convertible Senior Debenture dated May 15, 2012 due December 28, 2012 (the “May 15, 2012 Debenture”);

     WHEREAS, pursuant to the March 28, 2012 Securities Purchase Agreement, as amended, the Company issued the Holder a Common Stock Purchase Warrant, dated May 15, 2012 (the “May 15, 2012 Warrant”);

     WHEREAS, the Company and the Holder have determined that it is in their mutual best interest to reduce the exercise price of the June 29, 2011 Warrant, the July 12, 2011 Warrant, and the May 15, 2012 Warrant and to reduce the conversion price of the June 29, 2011 Debenture, the July 12, 2011 Debenture and the May 15, 2012 Debenture;

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the undersigned agree as follows:

1.	Amendment of June 29, 2011 Warrant. Section 2, paragraph b) of the May Warrant is hereby replaced with:

	b)	Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.20, subject to adjustment hereunder (the “Exercise Price”).

2.	Amendment of June 29, Debenture. Section 4b) of the June 29, 2011 Debenture is hereby replaced with:

b)

Conversion Price. The Conversion Price shall mean the lesser of (i) sixty five percent (65%) of the lowest reported sale price of the Common Stock for the twenty trading days immediately prior to the Conversion Date, or (ii) $0.20. In the event the Registration Statement is not declared effective by the SEC within six months from the date of the Purchase Agreement, the Conversion price set forth in clause (i) above shall be reduced to fifty five percent (55%) of the lowest reported sale price of the Common Stock for the ten trading days immediately prior to the Conversion Date. In the event there shall be a Public Information Failure, and such failure shall cause Rule 144 to be unavailable for the resale of Common Stock issuable upon conversion of this Debenture in the reasonable opinion of counsel for the Holder, the Conversion Price set forth herein shall be reduced an additional ten percent (10%) of the lowest reported sale price of the Common Stock for the ten trading days immediately prior to the Conversion Date, for each such Public Information Failure. For purposes of clarity, it is understood that if there shall be a Public Information Failure which is cured and then repeated once, the Conversion Price shall be reduced an additional twenty percent (20%) of the lowest reported sale price of the Common Stock for the ten trading days immediately prior to the Conversion Date The Conversion Price may be adjusted pursuant to the other terms of this Debenture.

Amendment of the July 12, 2011 Warrant. Section 2b) of the July 12, 2011 Warrant is hereby replaced with:

b)	Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.20, subject to adjustment hereunder (the “Exercise Price.

Amendment of the July 12, 2011 Debenture. Section 4b) of the July 12, 2011 Debenture is hereby replaced with:

b)

Conversion Price. The Conversion Price shall mean the lesser of (i) sixty five percent (65%) of the lowest reported sale price of the Common Stock for the twenty trading days immediately prior to the Conversion Date, or (ii) $0.20. In the event the Registration Statement is not declared effective by the SEC within six months from the date of the Purchase Agreement, the Conversion price set forth in clause (i) above shall be reduced to fifty five percent (55%) of the lowest reported sale price of the Common Stock for the ten trading days immediately prior to the Conversion Date. In the event there shall be a Public Information Failure, and such failure shall cause Rule 144 to be unavailable for the resale of Common Stock issuable upon conversion of this Debenture in the reasonable opinion of counsel for the Holder, the Conversion Price set forth herein shall be reduced an additional ten percent (10%) of the lowest reported sale price of the Common Stock for the ten trading days immediately prior to the Conversion Date, for each such Public Information Failure. For purposes of clarity, it is understood that if there shall be a Public Information Failure which is cured and then repeated once, the Conversion Price shall be reduced an additional twenty percent (20%) of the lowest reported sale price of the Common Stock for the ten trading days immediately prior to the Conversion Date The Conversion Price may be adjusted pursuant to the other terms of this Debenture.

3.	Amendment of May 15, 2012 Warrant. Section 2 b) of the May 15, 2012 Warrant is hereby replaced with:

	b)	Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.20, subject to adjustment hereunder (the “Exercise Price”).

4.	Amendment of May 15, 2012 Debenture. Section 4b) of the May 15, 2012 Debenture is hereby replaced with:

b)

Conversion Price. The Conversion Price shall mean the lesser of (i) sixty five percent (65%) of the lowest reported sale price of the Common Stock for the twenty trading days immediately prior to the Conversion Date, or (ii) $0.20. In the event there shall be a Public Information Failure, and such failure shall cause Rule 144 to be unavailable for the resale of Common Stock issuable upon conversion of this Debenture in the reasonable opinion of counsel for the Holder, the Conversion Price set forth herein shall be reduced an additional ten percent (10%) of the lowest reported sale price of the Common Stock for the ten trading days immediately prior to the Conversion Date, for each such Public Information Failure. For purposes of clarity, it is understood that if there shall be a Public Information Failure which is cured and then repeated once, the Conversion Price shall be reduced an additional twenty percent (20%) of the lowest reported sale price of the Common Stock for the ten trading days immediately prior to the Conversion Date The Conversion Price may be adjusted pursuant to the other terms of this Debenture.

5.

No other Adjustments of Conversion or Exercise Prices. Notwithstanding anything to the contrary, none of the amendments to the June 29, 2011, Warrant, the July 12, 2011 Warrant, the June 29, 2011 Debenture, the July 12, 2011 Debenture, the May 15, 2012 Debenture or the May 15, 2012 Warrant made pursuant to this Agreement shall trigger any (i) adjustment of the conversion price of the June 29, 2011 and the May 15, 2012 Debentures or (ii) any adjustment of the exercise price of the June 29, 2011 Warrant and the May 15, 2012 Warrant.

6.

Withdrawal of Registration Statements. The Holder and the Company agree that concurrently with the execution of this Agreement, (i) the Company will file with the Securities and Exchange Commission Post-Effective Amendment No. 1 to the Form S-1, Securities and Exchange Commission File No. 333-175833 to deregister any unsold shares of Common Stock and (ii) will also file with the Securities and Exchange correspondence requesting the withdrawal of Registration Statement on Form S-1 Securities and Exchange Commission File No. 333-182415.

7.

Entire Agreement. Except as amended hereby, the June 29, 2011 Warrant, July 12, 2011 Warrant, June 29, 2011 Debenture, the July 12, 2011 Debenture, the May 15, 2012 Debenture and the May 15, 2012 Warrant remains in force and effect.

8.

Public Announcement. The Company shall, within two business days of the date hereof, file with the Securities and Exchange Commission, a Current Report on Form 8-K disclosing the material terms of this Agreement.

9.

Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

10.

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The parties agree that Section 5.9 of the June 29, 2011 Purchase Agreement shall apply to this Agreement as if set forth in its entirety herein

11.	Execution. This Agreement may be executed in counterparts that, together, shall have the same effect as if all parties signed this Agreement on the same signature page.

12.

Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to the Warrant to be duly executed by their respective authorized signatories as of the date first indicated above.

Lithium Exploration Group, Inc.	Hagen Investments Ltd.

/s/ Alex Walsh	/s/ Hugh O’Neill
Name: Alex Walsh	Name: Hugh O’Neill
Title: President	Title: President